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                            Q4 2000 and January 2001
                                Earnings Results

                                 March 5, 2001

THREE IMPORTANT THEMES
================================================================================

o     Genesys merger

o     Expanding margins

o     Automation


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

GENESYS PROFILE
================================================================================

o     #1 in Europe; #1 in Asia-Pacific

o     High growth and profitability

o     600 employees in 17 countries

o     10,000 customers worldwide


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

GENESYS MERGER BENEFITS
================================================================================

o     Creates #1 worldwide conferencing specialist

o     Global solution for multinationals

o     Improved financial structure

          - $45M cash on-hand

          - Refinance Vialog's debt

o     Leverage Genesys technology


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

GENESYS MERGER - EVENTS
================================================================================

(check mark)   10/01/00    Definitive agreement signed

(check mark)   11/20/00    File F-4

(check mark)   12/22/00    SEC comments received

(check mark)   01/18/01    File amendments to F-4

(check mark)   02/06/01    Receive additional SEC comments

(check mark)   02/08/01    File final F-4 with EDGAR

(check mark)   02/12/01    F-4 declared effective by SEC

(check mark)   02/14/01    Proxy mailed to VX stockholders


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

GENESYS POST-MERGER FOOTPRINT
================================================================================

    [GRAPHIC OMITTED]          [GRAPHIC OMITTED]          [GRAPHIC OMITTED]


      NORTH AMERICA                  EUROPE                  ASIA-PACIFIC
      -------------                  ------                  ------------
        860 people                 310 people                 40 people
      75% of revenue             23% of revenue             2% of revenue
   6 audio call centers       2 audio call centers       1 audio call center
   2 video call centers       2 video call centers       1 video call center
#1 independent specialist  #1 independent specialist  #1 independent specialist
         in 2001                   since 1997                 since 1998

RETAIL SALES RESULTS
================================================================================

o     800 of nation's top 2500 companies now VX customers

o     4Q 00 logo "wins":


[LOGO] CATERPILLER(R)

[LOGO] EYT FORMERLY EARNST & YOUNG TECHNOLOGIES

[LOGO] EXTENDED E STAYAMERICA

[LOGO] BARNES&NOBLE

[LOGO] MILLENNIUM PHARMACEUTICALS, INC.

[LOGO] U.S. CAN CORPORATION


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


FINANCIAL RESULTS
================================================================================

o     Revenue growth consistent with historical trends

o     Rapid adoption of automated services

o     Gross margins growing faster than revenues


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

JANUARY 01 RESULTS
================================================================================

                  January 01      January 00     % Increase
                  ----------      ----------     ----------

Revenue             $7.7M           $6.1M            27%

Gross Margin %       60%             53%

EBITDA              $2.3M           $1.4M            68%

EBITDA %             30%             22%


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

VOLUME GROWTH
================================================================================

                               [GRAPHIC OMITTED]

                       3Q 99     4Q 99     1Q 00     2Q 00     3Q 00     4Q 00
                       -----     -----     -----     -----     -----     -----

Minutes mm              61.8      64.3      71.8      76.1      78.4      89.5



                               [GRAPHIC OMITTED]

                       3Q 99     4Q 99     1Q 00     2Q 00     3Q 00     4Q 00
                       -----     -----     -----     -----     -----     -----

% Volume Automated        0%       .8%      3.4%      7.3%     16.2%     28.5%



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

REVENUE GROWTH
================================================================================

                               [GRAPHIC OMITTED]

             3Q 99     4Q 99     1Q 00     2Q 00     3Q 00     4Q 00
             -----     -----     -----     -----     -----     -----

$mm           17.0      17.7      19.2      19.4      19.2      19.8



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

GROSS MARGIN GROWTH
================================================================================

                               [GRAPHIC OMITTED]

       3Q 99     4Q 99     1Q 00     2Q 00     3Q 00     4Q 00     Jan. 01
       -----     -----     -----     -----     -----     -----     -------

        51%       54%       55%       56%       58%       56%*       60%


* Excluding telcom adjustment.



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

FINANCIAL RESULTS - EBITDA GROWTH
================================================================================

                               [GRAPHIC OMITTED]

                     4Q 99          4Q 00         % Change

Revenues             $17.7M         $19.8M          + 12%

EBITDA*               $3.2           $3.7*          + 17%


* Excludes telcom and A/R reserve adjustment.



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

THE VIALOG STORY
================================================================================

o     Streamlined company with expanding margins

o     New products that leverage automation

o     Building a global powerhouse with Genesys

                                       ____
                                       |  |
                                       |  |
                                      _|  |_
                                      \    /
                                       \  /
                                        \/

                          INCREASED SHAREHOLDER VALUE



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

FINANCIAL RESULTS - 4Q 00
================================================================================

                               [GRAPHIC OMITTED]

Revenue
                               4Q 99      4Q 00
                               -----      -----

     $mm                        17.7       19.8


                               [GRAPHIC OMITTED]

EBITDA

                               4Q 99      4Q 00*
                               -----      -----

     $mm                         3.2        3.7


*Excludes telcom and A/R reserve adjustment.



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

NET CASH INCOME - 4Q 00
================================================================================

                                        4Q 00       Jan. 01
                                        -----       -------

Net cash income                        $198,000    $1,341,000


Net cash income per share                 .02         .14


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

FINANCIAL RESULTS:  2000
================================================================================

                               [GRAPHIC OMITTED]

Revenue
                                99          00
                                --          --

     $mm                      68.6         77.6


                               [GRAPHIC OMITTED]

EBITDA
                                99          00
                                --          --

     $mm                       9.8         15.0



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

VIALOG: "THE CONFERENCING COMPANY"
================================================================================


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